Prepayment (Tables)	12 Months Ended
Mar. 31, 2025
Prepayment [Abstract]
Schedule of Prepayment

Prepayment consist of the following:

	As of March 31,
	2025	2024
Marketing expenses*	$705,700	$—
Insurance	51,434	—
Leasehold improvements**	167,097	—
Others	6,939	18,250
Total	931,170	18,250
Less: Amount classified as non-current asset	(455,148)	—
Amount classified as current assets	$476,022	$18,250

*	Prepaid marketing expenses were made to vendors for three-year marketing services including social media content preparation and promotion, website maintenance, market research and analysis, identification of potential customers and ongoing marketing advisory services.

**	Prepayment for leasehold improvements was for the new office rented during the year and will be capitalised under the Property and Equipment when the leasehold improvements is completed and put into use.